Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

5. Property, Plant and Equipment

Property, plant and equipment at December 31, 2011 and 2010 consist of the following:

	December 31,	December 31,
	2011	2010
Land	$90,000	$90,000
Buildings	15,332,232	14,557,080
Building improvements	4,939,283	6,843,954
Software, machinery and equipment	13,941,438	13,608,624
	34,302,953	35,099,658
Less accumulated depreciation	(25,616,113)	(25,261,027)
Property, plant, and equipment, net	$8,686,840	$9,838,631

Depreciation expense was $2.1million, $5.0 million and $3.6 million for the years ended December 31, 2011, 2010 and 2009, respectively.

In the fourth quarter of 2010, we abandoned our facility in Richmond, B.C. As a result, in accordance with ASC No. 360-10-35-47, Long-Lived Assets to Be Abandoned, we recorded depreciation expense in the amount of $2.1 million.